UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 23, 2012
(Date of earliest event reported)

Global Telecom & Technology, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8484 Westpark Drive
Suite 720
McLean, VA 22102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

The information disclosed under Item 2.03 of this Form 8-K is incorporated herein by reference.

Item 2.03                      Creation of a Direct Financial Obligation.

On May 23, 2012, Global Telecom & Technology, Inc. (the “Company”) entered into a Credit Agreement (the “Credit Agreement”) by and among: (1) the Company; (2) Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange, Inc. and nLayer Communications, Inc. (each of which is a subsidiary of the Company and which, together with the Company, are the “Borrowers”); (3) the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (each a “Lender” and, collectively, the “Lenders”); (4) Silicon Valley Bank (“SVB”) as the issuing lender and the swingline lender; and (5) SVB, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Under the Credit Agreement, Lenders will provide credit facilities to the Borrowers of up to $28,833,333.30.  The credit facilities consist of:

•      a term loan of $25,333,333.30, all of which was funded on May 23, 2012;

•      a revolving loan facility of up to $3,500,000.00;

•      a letter of credit sub-facility of up to $1,000,000.00, which is part of the revolving loan facility; and

•      a swingline sub-facility of up to $1,000,000.00, which is part of the revolving loan facility.

The proceeds from the initial borrowing under the Credit Agreement will be used to pay off in full the obligations of the Borrowers under that certain Loan and Security Agreement dated as of June 29, 2011, between the Borrowers and SVB, as amended.  The remainder of the proceeds from the credit facilities may be used from time to time by the Borrowers for working capital or other purposes.

The term loan matures on May 1, 2016. The Borrowers will repay the term loan by paying sixteen (16) equal quarterly installments of principal, with each installment of principal being accompanied by payment of the accrued but unpaid interest on the term loan, and the remaining principal amount of the term loan and all accrued but unpaid interest thereon will be due on the maturity date.  The term loan bears interest at a floating rate per annum, calculated daily, equal to:

•
the higher of: (1) the prime rate reported by The Wall Street Journal and the (2) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding business day by the Federal Reserve Bank of New York; plus

•	4.5% per annum, which may be reduced to 3.5% per annum if the Company’s consolidated senior leverage ratio is less than 2:00 : 1:00 and certain other criteria are met.

Any borrowing under the revolving loan facility (including any swingline loan) will mature on April 30, 2016.  Any borrowing under the revolving loan facility (including any swingline loan) will bear interest at a floating rate per annum, calculated daily, equal to:

•
the higher of: (1) the prime rate reported by The Wall Street Journal and the (2) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding business day by the Federal Reserve Bank of New York; plus

•	3.50% per annum, which may be reduced to 2.5% per annum if the Company’s consolidated senior leverage ratio is less than 2:00 : 1:00 and certain other criteria are met.

The Credit Agreement contains customary representations, warranties, affirmative covenants, negative covenants and events of defaults, as well as conditions precedent to borrowings.

The obligations of the Borrowers under the Credit Agreement are guaranteed pursuant to a Guarantee and Collateral Agreement, dated as of May 23, 2012 (the “Guarantee and Collateral Agreement”), by and among: (1) the Borrowers; (2) TEK Channel Consulting, LLC and GTT Global Telecom Government Services, LLC (each of which is a subsidiary of the Company and which, together with the Borrowers, are the “Guarantors”); and (3) the Administrative Agent and also guaranteed pursuant to a Trademark Security Agreement, dated as of May 23, 2012, by and among the Guarantors and the Administrative Agent.  The obligations of the Guarantors are secured by a security interest in substantially all of the collective property now owned or later acquired by the Guarantors

In addition to the foregoing, in connection with entering into the Credit Agreement, the Borrowers entered into a Third Amended and Restated Unconditional Guaranty, dated as of May 23, 2012 (the “Guaranty”), in favor of SVB with respect to the obligations of GTT-EMEA, LTD., PacketExchange (Ireland) Limited and PacketExchange (Europe) Limited (which are subsidiaries of the Company and which are, collectively, the “European Subsidiaries”) under the Amended and Restated Loan and Security Agreement dated as of June 29, 2011, by and among the European Subsidiaries and SVB, as amended (the “European Credit Agreement”).  Under  the Guaranty, the Guarantors jointly and severally guaranty the full payment and performance of the obligations of the European Subsidiaries under the European Credit Agreement.  The Guaranty amends and restates in its entirety  (1) that certain Amended and Restated Unconditional Guaranty entered into as of as of April 30, 2012 by the Borrowers, in favor of  SVB, (2) that certain Second Amended and Restated Unconditional Guaranty entered into as of April 30, 2012 by TEK Channel Consulting, LLC, in favor of SVB, and (3) that certain Second Amended and Restated Unconditional Guaranty, entered into as of April 30, 2012 by GTT Global Telecom Government Services, LLC, in favor of SVB.

Concurrent with entering into the Credit Agreement, the Administrative Agent and the administrative agent for the lenders under the Company’s existing mezzanine financing arrangement entered into an amended and restated intercreditor and subordination agreement, which governs, among other things, ranking and collateral access for the Borrowers’ respective senior and subordinated creditors.  In addition, concurrent with entering into the Credit Agreement, the Administrative Agent and SVB, in its capacity as lender under the Company’s European Credit Agreement, entered into a subordination agreement, which governs, among other things, their respective collateral access.

The foregoing descriptions of the Credit Agreement,  the Guarantee and Collateral Agreement and the Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits.

(d)                          Exhibits

10.1
Credit Agreement, dated as of May 23, 2012, by and among Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange, Inc., and nLayer Communications, Inc., jointly and severally as the Borrower, the several lenders from time to time parties thereto, as Lenders, and Silicon Valley Bank, as Administrative Agent, the Issuing Lender and the Swingline Lender

10.2
Guarantee and Collateral Agreement, dated as of May 23, 2012, by and among Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc. WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange, Inc., nLayer Communications, Inc., GTT Global Government Services, LLC, TEK Channel Consulting, LLC and Silicon Valley Bank

10.3	Third Amended and Restated Unconditional Guaranty, entered into as of May 23, 2012, by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., PacketExchange (USA), Inc.,

PacketExchange, Inc., WBS Connect LLC, nLayer Communications, Inc., TEK Channel Consulting, LLC and GTT Global Telecom Government Services, LLC in favor of Silicon Valley Bank
10.4
Term Loan Note, dated May 23, 2012, issued by Global Telecom & Technology, Inc., Global Telecom &
Technology Americas, Inc., WBS Connect, LLC, PacketExchange (USA), Inc, PacketExchange, Inc. and nLayer Communications, Inc., jointly and severally as borrowers, to Silicon Valley Bank.

10.5
Term Loan Note, dated May 23, 2012, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect, LLC, PacketExchange (USA), Inc, PacketExchange, Inc. and nLayer Communications, Inc., jointly and severally as borrowers, to Webster Bank.

10.6
Revolving Loan Note, dated May 23, 2012, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect, LLC, PacketExchange (USA), Inc, PacketExchange, Inc. and nLayer Communications, Inc., jointly and severally as borrowers, to Silicon Valley Bank.

10.7
Revolving Loan Note, dated May 23, 2012, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect, LLC, PacketExchange (USA), Inc, PacketExchange, Inc. and nLayer Communications, Inc., jointly and severally as borrowers, to Webster Bank.

10.8	Form of Swingline Loan Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2012	GLOBAL TELECOM & TECHNOLOGY, INC.

/s/ Chris McKee
Chris McKee

Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1

Credit Agreement, dated as of May 23, 2012, among Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange, Inc., and nLayer Communications, Inc., jointly and severally as the Borrower, GTT Global Telecom Government Services, LLC and TEK Channel Consulting, LLC, jointly and severally as the Guarantor, the several lenders from time to time parties thereto, as Lenders, and Silicon Valley Bank, as Administrative Agent, the Issuing Lender and the Swingline Lender.

10.2
Guarantee and Collateral Agreement, dated as of May 23, 2012, by and among Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc. WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange, Inc., nLayer Communications, Inc., GTT Global Government Services, LLC, TEK Channel Consulting, LLC and Silicon Valley Bank

10.3
Third Amended and Restated Unconditional Guaranty, entered into as of May 23, 2012, by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., PacketExchange (USA), Inc., PacketExchange, Inc., WBS Connect LLC, nLayer Communications, Inc., TEK Channel Consulting, LLC and GTT Global Telecom Government Services, LLC in favor of Silicon Valley Bank

10.4
Term Loan Note, dated May 23, 2012, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect, LLC, PacketExchange (USA), Inc, PacketExchange, Inc. and nLayer Communications, Inc., jointly and severally as borrowers, to Silicon Valley Bank.

10.5
Term Loan Note, dated May 23, 2012, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect, LLC, PacketExchange (USA), Inc, PacketExchange, Inc. and nLayer Communications, Inc., jointly and severally as borrowers, to Webster Bank.

10.6
Revolving Loan Note, dated May 23, 2012, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect, LLC, PacketExchange (USA), Inc, PacketExchange, Inc. and nLayer Communications, Inc., jointly and severally as borrowers, to Silicon Valley Bank.

10.7
Revolving Loan Note, dated May 23, 2012, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect, LLC, PacketExchange (USA), Inc, PacketExchange, Inc. and nLayer Communications, Inc., jointly and severally as borrowers, to Webster Bank.

10.8	Form of Swingline Loan Note.